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                                                        EXHIBIT 1

                            AGREEMENT

     This Agreement is made this 21th day of February, 1995 among LG&E Energy Corp., Carousel Acquisition Corporation and Carousel
Holding Corporation.
     The parties hereto hereby agree as follows:

     1.   One statement containing the information required by
Schedule 13D under the Securities Exchange Act of 1934 with respect to beneficial ownership of the Common Stock of Hadson Corporation, a Delaware corporation, may be filed with the Securities and Exchange Commission on behalf of each of them.

     2.   This Agreement may be executed in counterparts.
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                              LG&E ENERGY CORP.


                              By:     /s/ Edward J. Casey, Jr.
                                 -----------------------------------------
                              Name:  Edward J. Casey, Jr.
                                   ---------------------------------------
                              Title:Group President, LG&E Energy Services,
                                    LG&E Energy Corp.
                                    --------------------------------------


                              CAROUSEL ACQUISITION CORPORATION

                              By:     /s/ Edward J. Casey, Jr.
                                 -----------------------------------------
                              Name:  Edward J. Casey, Jr.
                                   ---------------------------------------
                              Title:President
                                    --------------------------------------


                              CAROUSEL HOLDING CORPORATION

                              By:     /s/ Edward J. Casey, Jr.
                                 -----------------------------------------
                              Name:  Edward J. Casey, Jr.
                                   ---------------------------------------
                              Title:Vice President And Treasurer
                                    --------------------------------------